UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 31, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N)

Lehman XS Trust, Series 2007-15N
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 8.01. Other Events.

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139693 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued

$2,800,313,000 in aggregate principal amount of the Class 1-A1, Class 1-A2, Class 1-A3, Class 1C-A1, Class 1C-A2, Class 1C-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class AF2, Class AF3, Class 3-A1, Class 3-A2, Class 3-AX, Class 4-A1, Class 4-A2A, Class 4-A2B, Class 4-A3, Class 4-AX, Class 4-A1A, Class 4-A1B, Class 4-A1C, Class 4-A1D, Class 4-A1E, Class 4-A1F, Class 4-A1G, Class 4-A1H, Class 4-A1IA, Class 4-A1IB, Class 4-A1IC, Class 4-A1ID, Class 4-A1IE, Class 4-A1IF, Class 4-A1IG, Class 4-A1IH, Class M1-I, Class M2-I, Class M3-I, Class M4-I, Class M5-I, Class M6-I, Class M7-I, Class M8-I, Class M9-I, Class M1-II, Class M2-II, Class M3-II, Class M4-II, Class M5-II, Class M6-II, Class M7-II, Class M8-II and Class M9-II (the “Public Certificates”) of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N on July 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 11, 2007, as supplemented by the Prospectus Supplement, dated July 30, 2007, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Public Certificates, a form of which was filed as an exhibit to the Registration Statement.

On July 31, 2007, the following classes of certificates (the “Private Certificates”) in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Class Principal Amount

Class AP-I	$100

Class 3-AP	$100

Class 4-AP	$100

Class C-I	N/A

Class C-II	N/A

Class X-I	N/A

Class X-II	N/A

Class R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the mortgage loans constituting the trust fund assets.

The Public Certificates and the Private Certificates (together the “Certificates”) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2007, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”). The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of five pools of conventional, first lien, hybrid, adjustable rate negative amortization, fully amortizing and balloon residential mortgage loans with an aggregate outstanding principal balance of approximately $2,828,002,465 as of July 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated June 27, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated July 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.3	Amended and Restated Flow Interim Servicing Agreement, dated as of February 1, 2007, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.4	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and American Home Mortgage Corp.

99.5	Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2007, between Lehman Brothers Bank and American Home Mortgage Corp.

99.6	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP

99.7	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2006 and amended as of June 16, 2006, between Lehman Brothers Holdings Inc. and Countrywide Home Loans, Inc.

99.8	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and Residential Funding Company, LLP

99.9	Sale and Servicing Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Lehman Brothers Holdings, Inc.

99.10	Securitization Servicing Agreement, dated July 1, 2007, among Lehman Brothers Holdings Inc., Aurora Loan Services LLC and GMAC Mortgage LLC.

99.11	Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.12	Interest Rate Cap Agreement, dated as of July 31, 2007, between HSBC Bank USA, National Association and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.13	Deferred Interest Rate Cap Agreements, each dated July 31, 2007, by and between Lehman Brothers Special Financing Inc. and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.14	Guarantee of Lehman Brothers Holdings Inc., dated as of July 31, 2007, relating to the Deferred Interest Cap Agreements.

99.15
ISDA Master Agreement and Schedule, dated as of July 31, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.16
Swap Agreement Confirmation, dated as of July 31, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.17
ISDA Credit Support Annex to the ISDA Master Agreement, dated as of July 31, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.18	Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB1105BE Endorsement for the Class 3-A2 Certificates and the Class 4-A3 Certificates.

99.19	Flow Interim Servicing Agreement, dated as of April 10, 2006, by and between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Michael C. Hitzmann
Name: Michael C. Hitzmann
Title: Senior Vice President

Date: August 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated June 27, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated July 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.3	Amended and Restated Flow Interim Servicing Agreement, dated as of February 1, 2007, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.4	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and American Home Mortgage Corp.

99.5	Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2007, between Lehman Brothers Bank, FSB and American Home Mortgage Corp.

99.6	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP

99.7	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2006 and amended as of June 16, 2006, between Lehman Brothers Holdings Inc. and Countrywide Home Loans, Inc.

99.8	Reconstituted Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and Residential Funding Company, LLP

99.9	Sale and Servicing Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Lehman Brothers Holdings, Inc.

99.10	Securitization Servicing Agreement, dated July 1, 2007, among Lehman Brothers Holdings Inc., Aurora Loan Services LLC and GMAC Mortgage LLC.

99.11	Servicing Agreement, dated July 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.12	Interest Rate Cap Agreement, dated as of July 31, 2007, between HSBC Bank USA, National Association and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.13	Deferred Interest Rate Cap Agreements, each dated July 31, 2007, by and between Lehman Brothers Special Financing Inc. and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.14	Guarantee of Lehman Brothers Holdings Inc., dated as of July 31, 2007, relating to the Deferred Interest Cap Agreements.

99.15
ISDA Master Agreement and Schedule, dated as of July 31, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.16
Swap Agreement Confirmation, dated as of July 31, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.17
ISDA Credit Support Annex to the ISDA Master Agreement, dated as of July 31, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N.

99.18	Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB1105BE Endorsement for the Class 3-A2 Certificates and the Class 4-A3 Certificates.

99.19	Flow Interim Servicing Agreement, dated as of April 10, 2006, by and between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.